Exhibit 32 - Certification of Jon Gilchrist pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  Jon Gilchrist, Chief Executive Officer, and acting Chief Financial Officer of Cyber Law Reporter, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)

 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006

By: /s/ Jon Gilchrist

Chief Executive Officer and

Acting Chief Financial Officer